UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 4, 2019

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza
165 Broadway
New York, NY 10006
(Address of principal executive offices)

(212) 418-0100
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On June 4, 2019, Virtu Financial, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “2019 Annual Meeting”). The following items were voted upon by stockholders at the 2019 Annual Meeting:
1. Each of the director nominees was elected a Class I Director of the Company to act in accordance with the amended and restated bylaws of the Company for a term of three years expiring at the annual meeting of stockholders to be held in 2022 and until such director's successor has been duly elected and qualified. The votes for the election of directors are set forth below:
Nominee	For	Withheld	Broker Non-Votes
William F. Cruger, Jr.	748,171,131	12,659,868	7,062,172
Glenn Hutchins	748,528,237	12,302,762	7,062,172
Christopher C. Quick	748,529,567	12,301,432	7,062,172
Vincent Viola	745,860,293	14,970,706	7,062,172

2. The compensation of the Company’s named executive officers was approved, on an advisory basis. The advisory votes are set forth below:
For	Against	Abstain	Broker Non-Votes
757,900,033	2,842,519	88,447	7,062,172

3. The one year frequency of future say-on-pay votes was approved, on an advisory basis. The non-binding votes are set forth below:
1 Year	2 Years	3 Years	Abstain
759,064,591	502,718	1,248,725	14,965

The Company will include an advisory vote on named executive officer compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company’s 2025 annual meeting of stockholders.

4. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.  The votes for the ratification of the appointment of PricewaterhouseCoopers LLP are set forth below:
For	Against	Abstain	Broker Non-Votes
767,635,088	232,556	25,527	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: June 5, 2019